                                                                    EXHIBIT 10.2

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY. THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ALL OR ANY PORTION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) A REGISTRATION STATEMENT UNDER SAID ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR
(ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, AN EXEMPTION UNDER SAID ACT AND FROM ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

                      9.5% CONVERTIBLE SUBORDINATED NOTE
                      ----------------------------------



$_________                                                     December 31, 1997
                                                          Chatsworth, California

     Promise to Pay.  FOR VALUE RECEIVED, the undersigned, CHATCOM, INC., a
     --------------
California corporation ("Maker"), hereby promises to pay to the order of The High View Fund ("High View"), at its principal office at 805 Third Avenue, 17th Floor, New York, New York 10022 or to such other party or at such other place as High View may from time to time designate in writing, the principal amount of ____________________ Dollars ($__________), together with interest thereon, in lawful money of the United States, as hereinafter described. The entire outstanding principal balance of this Note, together with interest thereon, shall be due and payable on January 1, 1999.

     Interest.  Interest shall accrue from the date hereof on the principal
     --------
amount outstanding under this Note at the rate of 9.5% per annum. Accrued interest shall be payable in cash or shares of common stock, no par value, of Maker ("Common Stock") at the election of Maker, such payment to be made semiannually on June 1 and November 1 of each year commencing June 1, 1998. If Maker elects to pay any accrued interest in shares of Common Stock, the number of shares of Common Stock issuable shall be determined by dividing the amount of such accrued interest due as of the interest payment date by the Market Price (as defined below). In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

     Payment.  This Note may be prepaid by Maker in whole or in part at any time
     -------
without penalty. Each payment made pursuant to this Note shall be credited first on interest then due and the remainder on principal; and interest shall thereupon cease to accrue upon the principal so credited.

     Conversion.  The holder of this Note shall have the right at any time to
     ----------
convert all or any portion of the outstanding principal amount under this Note, together with all accrued and unpaid interest thereon, into fully paid and non-assessable shares of Common Stock at the conversion price (the "Conversion Price") equal to the greater of (i) $0.35 (the "Floor Price"), which Floor Price shall be subject to further adjustment as set forth below or (ii) 75% of the "Market Price" in effect on the Conversion Date (as defined below); provided
                                                                    --------
however, that in no event will the Conversion Price exceed $0.95 per share (the
-------
"Cap Price"). The "Market Price" on any date shall be the average of "Stock Price" for the ten (10) consecutive trading days immediately preceding such date. The "Stock Price" on any trading day is the last sale price of the Common Stock (or if such information is not provided by such exchange or the National Association of Securities Dealers, Inc. Automated Quotation System, the average of the closing bid and asked prices of the Common Stock) as reported for such day on the principal national securities exchange on which the Common Stock of Maker is listed or admitted to trading, or if the Common Stock of Maker is not listed or admitted to trading on any national securities exchange, as furnished by the National Association of Securities Dealers, Inc. Automated Quotation System, or comparable system, or in the absence of the foregoing, the fair market value as reasonably determined by the Board of Directors of Maker.

     The holder of this Note may exercise its rights to convert all or any portion of the outstanding principal amount under this Note, together with all accrued and unpaid interest thereon, into shares of Common Stock by surrendering this Note to the Maker, at its principal office or at such other office or agency maintained by Maker for that purpose, accompanied by a written notice of election to convert the outstanding amount under this Note, or a specified portion of such amount (as provided in the notice), executed by the holder hereof, which notice shall specify a Conversion Date. The date specified in any conversion notice delivered by the holder hereof, which date shall be no earlier than the date of actual delivery of such notice, shall be defined as the "Conversion Date."

     As promptly as practicable after the surrender as herein provided of this Note for conversion and the written notice, Maker shall deliver or cause to be delivered certificates representing the number of fully paid and non-assessable shares of Common Stock into which the outstanding principal amount under this Note or such portion thereof, together with all accrued and unpaid interest thereon, may be converted in accordance with the provisions herein. Such number shall be determined by dividing the amount to be converted by the Conversion Price on the applicable Conversion Date, calculated to the nearest share of Common Stock (fractions of less than 1/2 being disregarded and fractions of 1/2 or greater being rounded up to the next full share). If only a portion of the outstanding principal amount under this Note is used in such conversion, Maker shall execute and deliver to or upon the order of the holder of this Note, a new note evidencing the unused portion of the outstanding principal amount.

     Any conversion of the outstanding principal amount under this Note or any portion thereof shall be deemed to have been made at the close of business on the Conversion Date specified in the applicable conversion notice, so that the rights of the holder of this Note shall cease at such time and the person or persons entitled to receive any of the shares of Common Stock upon conversion shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time.

     The issuance of certificates for Common Stock upon the conversion of the outstanding principal amount under this Note or any portion thereof shall be made without charge to the holder hereof for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, such holder.

     In case Maker shall (i) pay a stock dividend or make a distribution in shares of its capital stock (whether of shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of such shares or (iv) issue by reclassification of its shares of Common Stock, any shares of capital stock of Maker, the Floor Price and the Cap Price shall be appropriately adjusted.

     Subordination.  The payment of the principal of and interest on this Note
     -------------
is expressly subordinated and subject in right of payment to the prior payment in full of the principal of and interest on other indebtedness of Maker then or hereafter due and payable to any bank or other financial institution (but excluding any trade creditors). If there shall have occurred a default in the payment of principal or interest on any such other indebtedness to any bank or other financial institution (but excluding any trade creditors), or if payment on this Note would itself constitute an event of default with respect to any such other indebtedness to any bank or other financial institution (but excluding any trade creditors), then, unless or until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by Maker on account of principal of or interest on this Note.

     Costs of Collection.  If this Note is not paid in accordance with the terms
     -------------------
hereof, Maker agrees to pay all
costs and expenses of collection when incurred, including, without limitation, reasonable attorneys' fees and expenses and court costs.

     Notice.  Any notice given pursuant to this Note shall be in writing and
     ------
shall be deemed to be sufficiently given (a) if delivered personally, upon delivery, (b) if delivered postage prepaid, upon the earlier of actual delivery or upon three days after being mailed, and (c) if delivered by telecopy, upon confirmation of transmission by telecopy. Notices to Maker shall be sent to the following address:

     If to Maker:        9600 Topanga Canyon Blvd
                         Chatsworth, California 91311
                         Attention:  President
                         Telecopy: (818) 882-1424

     If to High View:    805 Third Avenue, 17th Floor
                         New York, New York 10022
                         Attention:  President
                         Telecopy: (212) 527-7279

     Governing Law.  This Note is being delivered and is intended to be
     -------------
performed in the State of New York, and shall be governed by and construed and enforced in accordance with the laws of the State of York.

     Severability.  Every provision of this Note is intended to be severable.
     ------------
In the event any term or provision is declared illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions of this Note, which shall remain binding and enforceable.

     Waivers.  Maker and all other persons or corporations now or at any time
     -------
liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection.

                                       CHATCOM, INC.



                                       By:_______________________________